MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     30-Sep-96
Reporting Month:  August

                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1  $23,980,860.00 10.00%   $1,000.00    31-Aug-96  0.00000000  0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%   $1,000.00    31-Aug-96  4.55521523  4.55521523 17.09510618 $162,234,062.60 0.90201971
Class A-3  $23,307,500.00  9.72%   $1,000.00    31-Aug-96 12.50000000 12.50000000  0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                     $185,541,562.60

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         30-Sep-96
Reporting Month       August

Reserve Funds and Subordination


                          Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 6.30% $12,606,084.22 $0.00       $32,854.96 $197,764,373.84 6.36% $12,573,229.26

                                     Beginning Current                 Ending
                                     Balance   Deposits   Adjustments  DPR Balance
Discount Principal Reserve Account $368,733.59 $14,539.39 ($32,854.96) $350,418.02
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 32.65% $6,340,890.55 $0.00       $0.00  $18,311,929.93  34.63% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                            $411,985.59

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                47          $5,467,574             2.76%
60+ Days                14          $2,249,925             1.14%
90+ Days                35          $7,851,802             3.97%
Foreclosure             12          $2,283,840             1.15%
REO                      6            $845,703             0.43%

Totals                 114         $18,698,844             9.46%


Advances on Delinquencies                                      $170,553.06
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:     30-Sep-96
Report Date:      August

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,545,962.91            Interest Payments       $1,110,784.62
Principal                                     $3,056,349.54            Principal Payments      $3,074,665.11
Deposits From Reserve Fund                       $32,854.96            Surplus                   $411,985.59
Other Deposits                                        $0.00            MBIA Fee                   $23,192.70
                                                                       Discount Principal Reserve $14,539.39

Total Deposit                                 $4,635,167.41            Total Withdrawals       $4,635,167.41

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     30-Sep-96
Reporting Month:  August

          Class
          Interest   Beginning         Interest      Interest    Principal     Total         Applied Ending
Class     Rate       Balance           Accrual       Payment     Payment       Distribution  Losses  Balance
Class A-1  0.000000%           $0.00         $0.00         $0.00         $0.00         $0.00 $0.00             $0.00
Class A-2  5.948440% $165,308,727.71   $819,440.87   $819,440.87 $3,074,665.11 $3,894,105.98 $0.00   $162,234,062.60
Class A-3 15.000000%  $23,307,500.00   $291,343.75   $291,343.75         $0.00   $291,343.75 $0.00    $23,307,500.00

                     $188,616,227.71 $1,110,784.62 $1,110,784.62 $3,074,665.11 $4,185,449.73 $0.00   $185,541,562.60

Class     CUSIP     Priority    PrincipalType Interest Type
Class A-1 589962AM1 Senior      Sequential    Floater
Class A-2 589962AL3 Senior      Sequential    Floater
Class A-3 589962AN9 Senior      Sequential    Floater